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                                                                  EXHIBIT 10.12

================================================================================

                                                        Date: June 8, 1995

                      MORTGAGE, ASSIGNMENT OF LEASES AND
                         RENTS AND SECURITY AGREEMENT
                              ("this Mortgage")

                                     FROM

                             JLM CHEMICALS, INC.,
                            a Delaware corporation


                                ("Mortgagor")


                     Address:  8675 Hidden River Parkway
                             Tampa, Florida 33637


                                      TO

                   THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                           a New York corporation,

                             as Collateral Agent

                    Address:  1211 Avenue of the Americas
                           New York, New York 10036

                                ("Mortgagee")

                        Mortgage Amount:  $24,000,000

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      This instrument prepared by, and after recording please return to:
                               Dewey Ballantine
                         1301 Avenue of the Americas
                        New York, New York 10019-6092

                        Attention:  Rodger Tighe, Esq.





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                                   RECITAL


        Mortgagor is the owner of a fee interest in a portion of the premises described in Schedule A hereto and a leasehold interest in the remainder thereof. Mortgagor will borrow up to the Mortgage Amount from the Lenders as defined in and pursuant to a Credit Agreement among Mortgagor and THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT-EF"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT-BC"), each other lender which may thereafter execute and deliver an Assignment and Assumption Agreement with respect to the Loans and Commitments pursuant to Section 11.01 of the Credit Agreement (CIT-EF, CIT-BC, each assignee under an Assignment and Assumption Agreement, each a "Lender" and collectively, the "Lenders") and THE CIT GROUP/EQUIPMENT FINANCING, INC. as agent for the Term Lenders and Capital Expenditure Lenders (in such capacity, together with its successors in such capacity, "Term Agent") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Working Capital Lenders (in such capacity, together with its successors in such captivity, "Working Capital Agent"), and the Mortgagee as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, "Collateral Agent") dated as of the date hereof (as the same may be amended from time to time, the "Credit Agreement") and has executed and delivered to the Term Lenders its Term Loan Notes in the amount of $17,000,000 (as the same may be amended from time to time, the "Term Loan Notes"), its Capital Expenditure Loan Notes in the amount of $2,000,000 (as the same may be amended from time to time, the "Capital Expenditure Loan Notes") and to its Working Capital Lenders its Working Capital Loan Notes in the amount of $5,000,000 (as the same may be amended from time to time, the "Working Capital Loan Notes"; and together with the Term Loan Note and the Capital Expenditure Loan Notes, herein collectively referred to as the "Notes") all dated the date hereof, each of which obligates Mortgator to pay such specified portion of the Mortgage Amount, or so much thereof as may be advanced in accordance with the terms of the Credit Agreement. Amounts advanced under the Working Capital Loan Note may be repaid and reborrowed by Mortgagor from time to time, all in accordance with the terms of the Credit Agreement. Amounts repaid under the Term Loan Note and the Capital Expenditure Loan Note may not be reborrowed. The Notes bear interest, payable periodically, and mature at various times but in no event later than July 1, 2002, unless accelerated or extended as more particularly provided in the Credit Agreement and the principal amounts of the Notes are subject to prepayment, as provided in the Credit Agreement.


                             CERTAIN DEFINITIONS

        Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.

        "Borrower's Obligations" shall have the meaning assigned to such term in the Credit Agreement, and shall include, without limitation, all indebtedness, obligations and liabilities of Mortgagor to Mortgagee now existing or hereafter incurred under or arising out of or in connection with the Credit Agreement and the Notes.

        "Chattels" means all fixtures, furnishings, fittings, appliances, apparatus, equipment, building materials and components, machinery and articles of personal property, of whatever kind or nature, including any replacements, proceeds or products thereof and additions thereto, other than those owned by lessees, now or at any time hereafter intended to be or actually affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, enjoyment, development, occupancy or operation of the Premises, and whether located on or off the Premises.
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     "Events of Default" means the events and circumstances described as such in
Section 2.01 hereof.

     "Ground Lease" means the lease identified in Schedule A covering that portion of the Premises described in Schedule A which is subject to such Ground Lease.

     "Improvements" means all structures or buildings, and replacements thereof, now or hereafter located upon the Premises, including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures or buildings.

     "lease or leases" means any lease or leases of all or any portion of the Premises, whether affecting the fee or leasehold portion thereof.

     "Premises" means the premises described in Schedule A hereto, including the leasehold interest in a portion thereof created by the Ground Lease, and including, with respect to the portion thereof owned in fee and the portion composed of the leasehold interest, all of the present and future easements, rights, privileges and appurtenances (including air rights) thereunto belonging or in anywise appertaining (including, without limitation, the easements, rights, privileges and appurtenances granted under the agreements referred to in Parcel 3 of Schedule A), and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired, and as used in this Mortgage, shall, unless the context otherwise requires, be deemed to include the Improvements.

     "Involuntary Rate" means the rate (or, if more than one, the highest of the rates) of interest per annum provided in the Notes plus 2%, but in no event to exceed the maximum rate allowed by law.

     All terms of this Mortgage which are not defined above shall have the meaning set forth elsewhere in this Mortgage.


                                GRANTING CLAUSE

     NOW, THEREFORE, Mortgagor, in consideration of the premises and in order to secure the payment of both the principal of, and the interest and any other sums payable on, Borrower's Obligations or this Mortgage and the performance and observance of all the provisions hereof and of Borrower's Obligations, hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto Mortgagee, all its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

       (i)     the Premises;

       (ii)    the Improvements;

       (iii)   the Chattels;

       (iv) all rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property (the "Rents") and all leases of the Mortgaged Property or portions thereof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or

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securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, including any guaranties of such leases, all subject, however, to the provisions of
Section 3.01 hereof; and

       (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments.

     TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever.


                                  ARTICLE I

                      PARTICULAR COVENANTS OF MORTGAGOR


     Mortgagor covenants and agrees as follows:

     SECTION 1.01. Mortgagor warrants that, with respect to the fee interest in the Premises, it has a good and marketable title to an indefeasible fee estate subject to no lien, charge or encumbrance, that the Ground Lease is subject to no lien, charge or encumbrance of any kind and is prior to all liens, charges and encumbrances whatsoever on the fee interest of the landlord thereunder, except in either case such as are listed as exceptions to title in the title policy insuring the lien of this Mortgage; and, further, with respect to the leasehold interest in the Premises, that it is the owner of a valid and subsisting interest as tenant under the Ground Lease, to the best of its knowledge that the Ground Lease is in full force and effect, there are no defaults thereunder and no event has occurred or is occurring which after notice or passage of time or both will result in such a default; that it owns the Chattels, all leases and the Rents in respect of the Mortgaged Property and all other personal property encumbered hereby free and clear of liens and claims; and that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. Mortgagor will preserve such fee title, will preserve such leasehold estate created by the Ground Lease (as such leasehold estate may be modified pursuant to the terms of the Ground Lease), and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Mortgagor will perform or cause to be performed all of the covenants and conditions required to be performed by it under the Ground Lease, will do all things necessary to preserve unimpaired its rights thereunder, and will not enter into any agreement modifying or amending the Ground Lease or releasing the landlord thereunder from any obligations imposed upon it thereby. If Mortgagor receives a notice of default under the Ground Lease, it shall immediately notify the Mortgagee thereof and cause a confirmation of such notice to be sent by registered United States mail to Mortgagee.

     SECTION 1.02. (a) Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall. from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes

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Mortgagee to execute and file in Mortgagor's name, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence or perfect more effectively Mortgagee's security interest in and the lien hereof upon the Chattels and other personal property encumbered hereby.

     (b) Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply fully, or to cause full compliance, with all applicable information reporting and back-up withholding requirements of the Internal Revenue Code of 1986, as amended (including all regulations promulgated thereunder) in respect of the Premises and all transactions related to the Premises, and will at all times provide Mortgagee with satisfactory evidence of such compliance and notify Mortgagee of the information reported in connection with such compliance.

     SECTION 1.03. (a) Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, will cause this Mortgage and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

     (b) Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels, and any instrument of further assurance, and any expenses (including attorneys' fees and disbursements) incurred by Mortgagee in connection with the loan secured hereby, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of Borrower's Obligations, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

     SECTION 1.04. Mortgagor will punctually pay and perform all of the Borrower's Obligations.

     SECTION 1.05. Mortgagor, if other than a natural person, will, so long as it is owner of all or part of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partnership, trust or other entity under the laws of the state of its formation and under the laws of the state where the Mortgaged Property is situated and will comply with all regulations, rules, statutes, orders and decrees of any governmental authority or court applicable to it or to the Mortgaged Property or any part thereof.

     SECTION 1.06. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or

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assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to lien of this Mortgage.

     SECTION 1.07. (a) Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. Mortgagor will, upon Mortgagee's request, deliver to Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

     After the occurrence of an Event of Default hereunder, Mortgagee may, at its option, to be exercised by thirty (30) days' written notice to Mortgagor, require the deposit by Mortgagor, at the time of each payment of an instalment of interest or principal under Borrower's Obligations, of an additional amount sufficient to discharge the obligations under this clause (a) when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposits shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts shall be held by Mortgagee without interest and applied to the payment of the obligations in respect of which such amounts were deposited or, at Mortgagee's option, to the payment of said obligations in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Mortgagor within ten (10) days after demand shall deposit the amount of the deficiency with Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Involuntary Rate, to the indebtedness hereby secured.

     (b) Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgagor and without expense to Mortgagee.

     (c) Nothing in this Section 1.07 shall require the payment or discharge of any obligation imposed upon Mortgagor by this Section so long as Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided that during such contest Mortgagor shall, at the option of Mortgagee, provide security satisfactory to Mortgagee, assuring the discharge of Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon Mortgagor by clause (a) above shall become necessary to prevent the delivery of a tax deed conveying the Mortgaged Property or any portion thereof because of non-payment, then Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed.

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     SECTION 1.08. Mortgagor will pay any taxes, except income taxes, imposed on Mortgagee by reason of its ownership of Borrower's Obligations or this Mortgage.

     SECTION 1.09. (a) Mortgagor will keep the Improvements and Chattels insured against loss by fire, casualty and such other hazards as may be specified by Mortgagee for the benefit of Mortgagee. Such insurance shall be written in forms, amounts, and by companies satisfactory to Mortgagee, and losses thereunder shall be payable to Mortgagee pursuant to a standard first mortgage endorsement substantially equivalent to the New York standard mortgage endorsement. The policy or policies of such insurance shall be delivered to Mortgagee. Mortgagor shall give Mortgagee prompt notice of any loss covered by such insurance and Mortgagee shall have the right to join Mortgagor in adjusting any loss in excess of $50,000. Subject to the Ground Lease and the other Agreements described in Parcel 3 of Schedule A, any moneys received as payment for any loss under any such insurance shall be paid over to Mortgagee to be applied, at Mortgagee's option, either to the prepayment of the Notes or to the reimbursement of Mortgagor from time to time for expenses incurred by it in the restoration of the Improvements.

     (b) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.09 unless Mortgagee is included thereon as a named insured with loss payable to Mortgagee under a standard mortgage endorsement of the character above described. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy or policies of such insurance.

     (c) If the Premises are located in an area which has been identified by the Secretary of the United States Department of Housing and Urban Development as a flood hazard area, Mortgagor will keep the Improvements covered, until all sums secured hereby have been repaid in full, by flood insurance in an amount at least equal to the full amount of the Note or the maximum limit of coverage available for the Premises under the National Flood Insurance Act of 1968, whichever is less.

     SECTION 1.10. If Mortgagor shall fail to perform any of the covenants contained in Section 1.01, 1.03, 1.07, 1.08, 1.09 or 1.12, Mortgagee may make advances to perform the same on its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby. Mortgagor will repay on demand all sums so advanced on its behalf together with interest thereon at the Involuntary Rate. The provisions of this Section 1.10 shall not prevent any default in the observance of any covenant contained in said Section 1.01, 1.03, 1.07, 1.08, 1.09 or 1.12 from constituting an Event of Default.

     SECTION 1.11. (a) Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles and will permit Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine its records and books of account and to discuss its affairs, finances and accounts with the officers or general partners, as the case may be, of Mortgagor, at such reasonable times as may be requested by Mortgagee.

     (b) Mortgagor, within three (3) days upon request in person or within five (5) days upon request by mail, will furnish a written statement, duly acknowledged, of the amount due whether for principal or interest on this Mortgage and whether any offsets, counterclaims or defenses exist against the indebtedness secured hereby.

     SECTION 1.12. Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. Mortgagor will, at all times, maintain the Improvements


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and Chattels in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements shall not be demolished or substantially altered, nor shall any Chattels be removed without the prior written consent of Mortgagee except where appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of the removed Chattels.

     SECTION 1.13. Mortgagor, immediately upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify Mortgagee thereof. Mortgagee may participate in any such proceedings and may be represented therein by counsel of its selection. Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit or facilitate such participation. In the event of such condemnation proceedings, subject to the Ground Lease and the other Agreements described in Parcel 3 of Schedule A, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at Mortgagee's option, be applied either to the prepayment of the Notes at the rate of interest provided therein regardless of the rate of interest payable on the award by the condemning authority, or shall be paid over to Mortgagor from time to time for restoration of the Improvements.

     SECTION 1.14. Mortgagor will not execute any lease of any or all of the Premises, or any assignment of the rents or any part thereof from the Premises, and Mortgagor may sell, transfer or otherwise dispose of any of the Mortgaged Property only if, and to the extent, permitted pursuant to Section 6.09 of the Credit Agreement.

     SECTION 1.15. Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorney's fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law.


                                   ARTICIE II

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 2.01. if one or more of the following Events of Default shall happen, that is to say:

     (a) if (i) default shall be made in the payment of any principal, interest or other sums under Borrower's Obligations, in any such case, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any payment or prepayment or otherwise, in each case, as provided in the Credit Agreement, the Notes and this Mortgage or (ii) default shall be made in the payment of any tax required by Section 1.07 to be paid; or

     (b) if it shall be illegal for Mortgagor to pay any tax referred to in Section 1.08 hereof or if the payment of such tax by Mortgagor would result in the violation of applicable usury laws and Borrower's Obligations are not repaid in full within sixty (60) days after notice from Mortgagee to Mortgagor of either such occurrence; or

     (C) if there should occur a default which is not cured within the applicable grace period, if any, under any other mortgage or deed of trust of all or part of

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     Mortgagor's interest in the Mortgaged Property regardless of whether any such other mortgage or deed of trust is prior or subordinate to this Mortgage; it being further agreed by Mortgagor that an Event of Default hereunder shall constitute an Event of Default under any such other mortgage or deed of trust held by Mortgagee; or

     (d) if Mortgagor shall transfer, or agree to transfer, in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest therein (including any air or development rights);

     (e) if, without Mortgagee's consent which may be granted or withheld in Mortgagee's sole discretion, Mortgagor shall encumber, or agree to encumber, in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest therein (including any air or development rights);

     (f) if an Event of Default shall occur under the Credit Agreement; then and in every such case:

     I. During the continuance of any such Event of Default, Mortgagee, in accordance with the Credit Agreement, by notice given to Mortgagor, may declare all of Borrower's Obligations to be due and payable immediately, and upon any such declaration all of Borrower's Obligations shall become and be immediately due and payable.

    II. During the continuance of any such Event of Default, Mortgagee personally, or by its agents or attorneys, may, to the extent permitted by applicable law, enter into and upon all or any part of the Premises, and each and every part thereof, and is hereby given a right and license and appointed Mortgagors attorney-in-fact and exclusive agent to do so, and may exclude Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid; and likewise, from time to time, at the expense of the Mortgaged Property, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive the Rents and every part thereof, all of which shall for all purposes constitute property of Mortgagor; and in furtherance of such right Mortgagee may collect the rents payable under all leases of the Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH
LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgaee's statement of default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to Mortgagee pursuant to such a demand shall constitute performance in full of the lessee's obligation under the lease for


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     the payment of rents by the lessee to Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and reasonable fees and expenses of attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, Mortgagee shall apply the moneys arising as aforesaid, first, to the payment of Borrower's Obligations in accordance with the Credit Agreement and second, to the payment of any other sums required to be paid by Mortgagor under this Mortgage.

       III. Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

               (1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

               (2) institute proceedings for the complete or partial foreclosure of this Mortgage; or

               (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes, Borrower's Obligations, the Credit Agreement or this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

     SECTION 2.02. (a) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

     (b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article II, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby appointed the true and lawful attorney irrevocable of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof other than acts constituting gross negligence or willfull misconduct. Nevertheless, Mortgagor, if requested by Mortgaee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

     (c)      In the event of any sale or sales made under or by virtue of this
Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), all of Borrower's Obligations, if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in the Notes or in this Mortgage to the contrary notwithstanding, become due and payable.

     (d) The purchase money, proceeds or avails of any sale or sales made under or by virtue of this Article I, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Article II or otherwise, shall be applied as follows:


             First: To the payment of the costs and expenses of such sale, including reasonable compensation to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest at the Default Rate on all advances made by Mortgagee from the date of such advance to the date of repayment, and of all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

             Second: To the payment of Borrower's Obligations in the manner provided in the Credit Agreement.

             Third:   To the payment of the surplus, if any, to whomsoever may
be lawfully entitled to receive the same.

     (e) Upon any sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

     SECTION 2.03. (a) In case an Event of Default hereof shall have happened and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee the whole amount which then shall have become due and payable in respect of the Borrower's Obligations, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee, its agents and counsel and any expenses incurred by Mortgagee hereunder. In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.


     (b) Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage;

and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Notes, and to enforce payment of all other charges, payments and costs due under this Mortgage or under the Credit Agreement, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Default Rate. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagee shall be entitled to prove the whole amount of Borrower's Obligations to the full amount thereof and all other payments, charges and costs due under this Mortgage or under the Credit Agreement, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than such principal and interest, including, without limitation, Contingent Interest, and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

     (c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

     (d) Any moneys thus collected by Mortgagee under this Section 2.03 shall be applied by Mortgagee in accordance with the provisions of clause (d) of Section 2.02 hereof.

     SECTION 2.04. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for Borrower's Obligations, other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or the Credit Agreement, or of any other nature in aid of the enforcement of the Notes or of this Mortgage or of the Credit Agreement, Mortgagor will (a) enter its voluntary appearance in such action, suit or proceeding and (b) if required by Mortgagee, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Property and of any or all of the Rents in respect thereof. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the unpaid principal of the Notes to be due and payable, to the appointment of such a receiver or receivers. Such appointment may be made either before or after any foreclosure sale without regard to the solvency or insolvency of Mortgagor at the time of the application for such receiver and without regard to the then sale of the Premises or whether the same shall be then occupied as a homestead or not and Mortgagee hereunder may be appointed as such receiver. Such receiver shall have power: (a) to collect the rents, issues and profits of the Premises and, in case of a foreclosure sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, (b) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness secured hereby and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser, and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of the sale period. The court from time to time may authorize the receiver to apply the net income in his or her hands in payment in whole or in part of: (i) the indebtedness secured hereby, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale, and (ii) the deficiency in case of a foreclosure sale and deficiency.

     SECTION 2.05. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

     SECTION 2.06. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage, in the Credit Agreement or in the Notes shall affect the obligation of Mortgagor to pay Borrower's Obligations to Mortgagee in the manner and at the time and place provided in the Credit Agreement and the Notes.

     SECTION 2.07. Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Mortgagor hereby expressly waives, to the extent it lawfully may, all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof. Mortgagor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage, for Mortgagor's own sake and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date of this Mortgage. The foregoing waiver of the right of redemption is made pursuant to the provisions of Chapter 110, Section 15-161 of the Illinois Code of Civil Procedure.

     SECTION 2.08. In any suit to foreclosure the lien hereof (including, to the extent permitted by law, any partial foreclosure) or to enforce other remedy of Mortgagee under this

Mortgage, the Credit Agreement or the Notes, there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title and value as Mortgagee may deem necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises.

     SECTION 2.09. During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its possession and which it is actually using for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for non-payment of rent, however designated.

     SECTION 2.10. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon Borrower's Obligations.

     SECTION 2.11. Upon the occurrence of an Event of Default, Mortgagee may apply, to the extent permitted by law, any amount collected hereunder to principal, interest or any other sum due under Borrower's Obligations in such order and amounts as Mortgagee shall elect in its sole and absolute discretion.

                                 ARTICLE III


                                MISCELLANEOUS

     SECTION 3.01. This Mortgage is intended to constitute a present, absolute and irrevocable assignment of all of the Rents now or hereafter accruing, and Mortgagor, without limiting the generality of the Granting Clause hereof, specifically hereby presently, absolutely and irrevocably assigns all of the Rents now or hereafter accruing to Mortgagee. The aforesaid assignment shall be effective immediately upon the execution of this Mortgage and is not conditioned upon the occurrence of any Event of Default hereunder or any other contingency or event, provided, however, that Mortgagee hereby grants to Mortgagor the right and license to collect and receive the Rents as they become due, and not more than one rental period in advance, so long as no Event of Default exists hereunder. Immediately upon the occurrence, and during the continuance of any such Event of Default, the foregoing right and license shall be automatically terminated and of no further force or effect. Nothing contained in this Section 3.01 or elsewhere in this Mortgage shall be construed to make Mortgagee a mortgagee in possession unless and until Mortgagee actually takes possession of the Mortgaged Property, nor to obligate Mortgagee to take any action or incur any expense or discharge any duty or liability under or in respect of any leases or other agreements relating to the Mortgaged Property or any part thereof.

     SECTION 3.02. In the event any one or more of the provisions contained in this Mortgage or in the Notes or Credit Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     SECTION 3.03. No provision of this Mortgage may be changed, waived, discharged or terminated orally or by any other means except an instrument in writing executed in accordance with the Credit Agreement and signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall, to the extent permitted by law, be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

     SECTION 3.04. All notices hereunder shall be given in accordance with the notice provisions of the Credit Agreement.

     SECTION 3.05. All of the grants, covenants, terms, provisions and conditions herein, so long as any of Borrower's Obligations remain unpaid or there are any Commitments outstanding, shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

     SECTION 3.06. Anything herein, in the Credit Agreement or in the Notes to the contrary notwithstanding, the obligations of Mortgagor under the Credit Agreement, this Mortgage and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Mortgagee would be contrary to provisions of law applicable to Mortgagee limiting the maximum rate of interest that may be charged or collected by Mortgagee.

     SECTION 3.07. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same mortgage.

     SECTION 3.08. Mortgagor recognizes that Mortgagee may sell and transfer interests in the Loans to one or more participants and that, subject to the applicable provisions of the Credit Agreement with respect thereto, all documentation, financial statements, appraisal and other data, or copies thereof relevant to Mortgagor, or the Loans, may be exhibited to and retained by any such participant or prospective participant.

     SECTION 3.09. Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the fee and/or leasehold estates in the Premises encumbered hereby shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

     SECTION 3.10. Mortgagor represents and agrees that the obligations secured by this Mortgage: (a) constitute a business loan which comes within the purview of subparagraph (1)(c) of Section 4, and a loan secured by a mortgage on real estate which comes within the purview of subparagraph (1)(1) of Section 4, of "An Act in relation to the rate of interest and other charges in connection with sales on credit and the lending of money," approved May 24, 1979, as amended (III. Rev. Stat., 1987 ed., Ch. 17, Sec. 6404(l)(c) and Sec. 6404(1) (1)) and (b) are exempted transactions under the Truth-in-Lending Act, 15 U.S.C. Sec. 1601, at seq.

     SECTION 3.11. This Mortgage is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of Mortgagee, or otherwise, as are made within ten (10) years from the date hereof, to the extent (except as may be otherwise provided by applicable law) as if such future advances were made on the date of the execution of this Mortgage. In addition, all advances and indebtedness arising and accruing under the Credit Agreement from time to time, whether or not the resulting indebtedness secured hereby may exceed the aggregate face amount of the Notes, shall be secured hereby to the same extent as though said Credit Agreement were fully incorporated in this Mortgage. The total amount of the indebtedness that may be secured hereby may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed $100,000,000.

     SECTION 3.12. This Mortgage may be discharged only by payment in full of all of Borrower's Obligations secured hereby and cancellation of all Commitments, and shall continue as a lien on the Mortgaged Property to secure the payment of Contingent Interest notwithstanding payment of all other of Borrower's Obligations secured hereby. The terms and provisions of the Credit Agreement are hereby incorporated by reference in this Mortgage.

     SECTION 3.13. MORTGAGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY FORECLOSURE OR SIMILAR ACTION OR PROCEDURE BROUGHT BY MORTGAGEE ASSERTING AN EVENT OF DEFAULT UNDER SECTION 2.01 OF THIS MORTGAGE, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY,
(III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT MORTGAGOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST MORTGAGEE WITH RESPECT TO ANY ASSERTED CLAIM.

     SECTION 3.14. Upon the payment in full of the Borrower's Obligations (after the cancellation of all Commitments), the security interest granted hereby shall terminate and all rights to the Mortgaged Property shall revert to Mortgagor. Upon any such termination, Mortgagee will, at Mortgagor's expense, execute and deliver to Mortgagor such documents as the Mortgagor shall reasonably request to evidence such termination.

     SECTION 3.15. This Mortgage constitutes a security agreement under the applicable Uniform Commercial Code with respect to the Chattels and such other of the Mortgaged Property which is personal property. In addition to the rights and remedies granted to Mortgagee by other applicable law or by this Mortgage, Mortgagee shall have all of the rights and remedies with respect to the Chattels and such other personal property as are granted to a secured party under the applicable Uniform Commercial Code. Upon Mortgagee's request, Mortgagor shall promptly and at its expense assemble the Chattels and such other personal property and make the same available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand, with interest at the Involuntary Rate, any and all expenses, including attorneys' fees, incurred by Mortgagee in protecting its interest in the Chattels and such other personal property and in enforcing its rights with respect thereto. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Chattels and such other personal property sent to Mortgagor in accordance with the provisions hereof at least five days prior to such action shall constitute reasonable notice to Mortgagor. The proceeds of any such sale or disposition, or any part thereof, may be applied by Mortgagee to the payment of the indebtedness secured hereby in such order and proportions as Mortgagee in its sole discretion shall deem appropriate.

     SECTION 3.16. Mortgagor shall not claim or demand or be entitled to receive any credit or credits on the principal indebtedness to be secured by this Mortgage, or on the interest payable thereon, for any part of the taxes assessed against the Premises and no deduction shall be made or claimed from the taxable value of the Premises by reason of this Mortgage.

     SECTION 3.17. The information set forth on the cover hereof is hereby incorporated herein

     IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor.


                              JLM CHEMICAL, INC.,
                              a DELAWARE corporation


                              By /s/ John T. White[SEAL]
                                 -----------------------
                                 Name:  John T. White
                                 Title: President






Attest:
              /s/ William M. Flynn
              ---------------------
              Name:  William M. Flynn
              Title: Assistant Secretary

STATE OF NEW YORK   )
            :
COUNTY OF NEW YORK   )


     On this 8th day of June, 1995, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared John T. White and William M. Flynn to me personally known, who, being by me duly sworn, did say that they are the President and Assistant Secretary, respectively, of JLM Chemicals, Inc., a Delaware corporation, that the instrument was signed and sealed on behalf of the corporation by authority of the corporation's Board of Directors; and that the foregoing officers acknowledged execution of the instrument to be the voluntary act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.



                                          /s/ Jean Stein
                                        ---------------------------------
                                                 Notary Public


                                                  JEAN STEIN
                                         Notary Public, State of New York
                                                  No. 24-3826525
                                            Qualified in Kings County
                                         Commission Expires June 30, 1995




My commission expires:


---------------------

                                  SCHEDULE A



Parcel 1

Description of Fee Premises

That part of Lot 1 in Clark Oil and Refinancing Corporation Subdivision in
Section 35, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

NOTE: The East line of said Lot is assumed as "Due North" for the following courses.

Beginning at the Southeast corner of said Lot 1; thence North 89 degrees 25 minutes 20 seconds West on the South line of said Lot, 149.0 feet to the place of beginning; thence continuing North 89 degrees 25 minutes 20 seconds West on said South line of said Lot, 515.26 feet; thence North 0 degrees 20 minutes 30 seconds East 1110.0 feet; thence South 89 degrees 25 minutes 20 seconds East parallel with the said South line of said Lot, 657.64 feet to a point in the said East line of said Lot; thence due South on said line, 685.15 feet to a point that is 424.90 feet North of the aforesaid Southeast corner of said Lot, thence North 89 degrees 25 minutes 20 seconds West parallel with the said South line of said Lot, 48 feet; thence due South parallel with the said East line,
282.15 feet; thence North 89 degrees 25 minutes 20 seconds West parallel with said South line 101.0 feet; thence due South parallel with said East line,
142.75 feet to the place of beginning, in Cook County, Illinois.

Tax Parcel Identification Number 24-35-200-013, Volume 249.

Parcel 2

Description of Ground Lease and Premises Covered by Ground Lease

Leasehold Estate, created by the instrument (herein referred to as the "Ground Lease"), executed by and between Clark Oil and Refinancing Corporation, a Wisconsin corporation, Lessor, and B.T.L. of Illinois, Inc., an Illinois corporation, Lessee, dated September 16, 1985, a Memorandum thereof dated September 16, 1985 recorded October 10, 1985 as Document Number 85230543 in the Records of Cook County, Illinois, for a term commencing on September 16, 1985 and ending on September 15, 2084, subject to such term commencing, terminating or expiring on such other date(s) as provided in the Ground Lease; the Leasehold Estate in the Ground Lease assigned by an Assignment and Assumption of Clark Lease by and between BTL Specialty Resins Corp., a Delaware corporation, successor by merger to B.T.L. of Illinois, Inc., an Illinois corporation, Assignor, and JLM Chemicals, Inc., Assignee, and recorded immediately prior to this Mortgage, whereby Assignor assigns to Assignee all of Assignor's right, title and interest in, to and under the Ground Lease and Assignee assumes and accepts the Ground Lease; the Ground Lease demising and leasing the following described premises:


PARCEL A:

One propane/propylene storage tank located on the following described property, together with the right of ingress and egress granted to Lessee for the purpose of repair, operation, maintenance and replacement of the tank, over the following described property.

That part of Lot 1, in Clark Oil and Refining Corporation Subdivision in Section 35, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

NOTE: The East of line of said Lot is assumed as "Due North" for the following courses.

Beginning at the Southeast corner of said Lot 1; thence North 89 degrees 25 minutes 20 seconds West of the South line of said Lot, 149.0 feet; thence due North, parallel with said East line of Lot 1, 112.75 feet to the Place of Beginning; thence North 89 degrees, 25 minutes, 20 seconds East 30 feet; thence due North 30 feet; thence North 89 degrees, 25 minutes 20 seconds West 30 feet; thence due South 30 feet to the Place of Beginning

The Ground Lease further provides: "The description mentioned above is intended to include the existing propylene tank on Clark Oils property and sufficient land around the tank for access, maintenance and use of the tank.

A portion of Tax Parcel Identification Number 24-35-200-014, Volume 249.

PARCEL B:

Two benzene storage tanks, Tanks 71 and 72, located on the following described property, plus the land located in the area outlined in red on Exhibit C in the Ground Lease located within the dikes surrounding the benzene storage tanks, together with the right of ingress and egress granted to Lessee for the purpose of repair, operation, maintenance and replacement of the tanks, over the following described property.

Lot 3 in Clark Oil and Refining Corporation Subdivision in Section 35, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois except the following:

The South 100 feet of said Lot, the West 400 feet of said Lot, the North 125 feet of said Lot, and the East 500 feet of said Lot.

Said Lease further provides: "The description mentioned above is intended to include benzene tanks 71 and 72 on Clark Oil's property and sufficient land adjacent to the tanks, including land to the center of the existing dikes protecting the tanks".

A portion of Tax Parcel Identification Number 24-35-401-003, Volume 249.


Parcel 3

Description of Easements, Licenses and other rights

The easement and other rights appurtenant to the owner of Parcel 1 contained within the following Agreements dated September 16, 1985 between B.T.L. of Illinois, Inc. and Clark Oil & Refining Corporation and, if recorded, recorded October 10, 1985 in the Records of Cook County, Illinois:

 1.      Easement Agreement recorded as Document Number 85230534.
 2.      Easement Agreement recorded as Document Number 85230535.
 3.      Easement Agreement recorded as Document Number 85230537.
 4. Throughput Agreement, a Memorandum of which recorded as Document Number 85230544.
 5.      Fuel Agreement.
 6.      Propane/Propylene Agreement.
 7.      Easement Agreement regarding parking.
 8.      Water License.
 9.      Potable Water license.
10.      Right to Purchase or Lease.
11.      License Agreement.

                                          : Dept-01 RECORDING         $35.5
                                          : T#0001 TRAN 3913  05/14/96 12:20:00
                                          : #5452  #RC * -96-363078
                                          : COOK COUNTY RECORDER

================================================================================

                                                 Date:  April 19, 1996

                   CORRECTIVE MORTGAGE MODIFICATION AGREEMENT
                               ("this Agreement")

                                 By and between

                              JLM CHEMICALS, INC.,
                             a Delaware corporation

                                 ("Mortgagor")

                       Address: 8675 Hidden River Parkway
                                Tampa, Florida 33637

                                      and

                    THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                  a New York corporation, as Collateral Agent

                                 ("Mortgagee")

                      Address: 1211 Avenue of the Americas
                               New York, New York 10036

                          Mortgage Amount: $24,000,000

================================================================================

       This instrument prepared by, and after recording please return to:
                                Dewey Ballatine
                          1301 Avenue of the Americas
                         New York, New York 10019-6092

                         Attention:  Rodger Tighe, Esq.



                     LAWYERS TITLE INSURANCE CORPORATION

                                    RECITAL



       WHEREAS, Mortgagor has heretofore granted to Mortgagee a Mortgage, Assignment of Leases and Rents and Security Agreement, in the principal amount of $24,000,000, dated June 8, 1995, recorded with the Recorder of Deeds, Cook County, Illinois on June 15, 1995 as Document #95388800 (the "Mortgage"); and

       WHEREAS, the Recital to the Mortgage contains certain scrivener's errors and Mortgagor and Mortgagee desire to correct the same;

       NOW, THEREFORE, for and in consideration of one dollar in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagee and Mortgagor hereby agree as follows:

       1. The Recital of the Mortgage is restated in its entirety to read as follows:

                     "Mortgagor is the owner of a fee interest in a portion
              of the premises described in Schedule A hereto and a leasehold interest in the remainder thereof. Mortgagor will borrow up to the Mortgage Amount from the Lenders as defined in and pursuant to a Credit Agreement among Mortgagor and THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT-EF"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT-BC"), each other Lender which may thereafter execute and deliver an Assignment and Assumption Agreement with respect to the Loans and Commitments pursuant to Section 11.01 of the Credit Agreement CIT-EF, CIT-BC, each assignee under an Assignment and Assumption Agreement, each a "Lender" and collectively, the "Lenders") and THE CIT GROUP/EQUIPMENT FINANCING, INC. as agent for the Term Lenders and Capital Expenditure Lenders (in such capacity, together with its successors in such capacity, "Term Agent) and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Working Capital Lenders (in such capacity, together with its successors in such capacity, "Working Capital Agent"), and the Mortgagee as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, "Collateral
              Agent") dated as of June 14, 1996 (as the same may be amended from time to time, the "Credit Agreement" and has executed and delivered to the Term Lenders its Term Loan Notes in the amount of $17,000,000 (as the same may be amended from time to time, the "Term Loan Notes"), its Capital Expenditure Loan Notes in the amount of $2,000,000 (as the same may be amended from time to time, the "Capital Expenditure Loan Notes") and to its Working Capital Lenders its Working Capital Loan Notes in the amount of $5,000,000 (as the same may be amended from time to time, the "Working Capital Loan Notes"; and together with the Term Loan Notes and the Capital Expenditure Loan Notes, herein collectively referred to as the "Notes") all dated June 14, 1995, each of which obligates Mortgagor to pay such specified portion of the Mortgage Amount, or so much thereof as may be advanced in accordance with the terms of the Credit Agreement. Amounts advanced under the Working Capital Loan Note may be repaid and reborrowed by Mortgagor from time to time, all in accordance with the terms of the Credit Agreement. Amounts repaid under the Term Loan Note and the Capital Expenditure Loan Note may not be reborrowed. The Notes bear interest, payable periodically, and mature at various times but in no event later than July 1, 2002, unless accelerated or extended as more particularly provided in the Credit Agreement and the principal amounts of the Notes are subject to prepayment, as provided in the Credit Agreement."

       2. Except as modified above, the Mortgage remains unmodified and in full force and effect.

              IN WITNESS WHEREOF, this Agreement has been duly executed by Mortgagor and Mortgagee.

                                          JLM CHEMICALS, INC.
Attest:                                     a Delaware corporation


/s/ William J. Moffatt                   By /s/ Wilfred J. Kimball
-------------------------------             -------------------------------
Name:   William J. Moffatt                  Name:   Wilfred J. Kimball
Title:  Secretary                           Title:  President


                                          THE CIT GROUP/EQUIPMENT
                                            FINANCING, INC., as
Attest:                                     Collateral Agent


/s/ Naitomy Martinez                      By /s/ John Zakoworcty
-------------------------------              ------------------------------
Name:   Naitomy Martinez                     Name:   John Zakoworcty
Title:  Secretary                            Title:  Vice President

STATE OF ILLINOIS    )
                     ) ss.
COUNTY OF COOK       )



       On this 19th day of April, 1996, before me, the undersigned, a Notary Public in and for the State of Illinois, personally appeared Wilfred J. Kimball and William J. Moffatt to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of JLM Chemicals, Inc., a Delaware corporation, that the instrument was signed and sealed on behalf of the corporation by authority of the corporation's Board of Directors; and that the foregoing officers acknowledged execution of the instrument to be the voluntary act and deed of said corporation.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.



                                                 /s/ R.J. Sloan
                                          ---------------------------------
                                                 Notary Public


My commission expires:

       6/2/97
--------------------

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )



       On this 16th day of May, 1996, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared John Zakoworski and Newnan Martinez to me personally known, who, being by me duly sworn, did say that they are a Vice President and a Secretary, of THE CIT GROUP/EQUIPMENT FINANCING, INC. a New York corporation, that the instrument was signed and sealed on behalf of the corporation by authority of the corporation's Board of Directors; and that the foregoing officers acknowledged execution of the instrument to be the voluntary act and deed of said corporation.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.



                                                 /s/ Marian Valesky
                                          ---------------------------------
                                                 Notary Public


My commission expires:

       6/2/97
--------------------

 [SEAL]

                                   SCHEDULE A


Parcel 1

Description of Fee Premises

That part of Lot 1 in Clark Oil and Refining Corporation Subdivision in Section 35, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

NOTE: The East line of said Lot is assumed as "Due North" for the following courses.

Beginning at the Southeast corner of said Lot 1; thence North 89 degrees 25 minutes 20 seconds West on the South line of said Lot, 149.0 feet to the place of beginning; thence continuing North 89 degrees 25 minutes 20 seconds West on said South line of said Lot, 515.26 feet; thence North 0 degrees 20 minutes 30 seconds East 1110.0 feet; thence South 89 degrees 25 minutes 20 seconds East parallel with the said South line of said Lot, 657.64 feet to a point in the said East line of said Lot; thence due South on said line, 685.15 feet to a point that is 424.90 feet North of the aforesaid Southeast corner of said Lot; thence North 89 degrees 25 minutes 20 seconds West parallel with the said South line of said Lot, 48 feet; thence due South parallel with the said East line,
282.15 feet; thence North 89 degrees 25 minutes 20 seconds West parallel with said South line 101.0 feet; thence due South parallel with said East line,
142.75 feet to the place of beginning, in Cook County, Illinois.

Tax Parcel Identification Number 24-35-200-013, Volume 249.

Parcel 2

Description of Ground lease and Premises Covered by Ground Lease

Leasehold Estate, created by the instrument (herein referred to as the "Ground Lease"), executed by and between Clark Oil and Refinancing Corporation, a Wisconsin corporation, Lessor, and B.T.L. of Illinois, Inc., an Illinois corporation, Lessee, dated September 16, 1985, a Memorandum thereof dated September 15, 1985 recorded October 10, 1985 as Document Number 85230543 in the Records of Cook County, Illinois, for a term commencing on September 16, 1985 and ending on September 15, 2084, subject to such term commencing, terminating or expiring on such other date(s) as provided in the Ground Lease; the Leasehold Estate in the Ground Lease assigned by an Assignment and Assumption of Clark Lease by and between BTL Speciality Resins Corp., a Delaware corporation, successor by merger to B.T.L. of Illinois, Inc., an Illinois corporation, Assignor, and JLM Chemicals, Inc., Assignee, and recorded immediately prior to this Mortgage, whereby Assignor assigns to Assignee all of Assignor's right, title and interest in, to and under the Ground Lease and Assignee assumes and accepts the Ground Lease; the Ground Lease demising and leasing the following described premises:

PARCEL A:

One propane/propylene storage tank located on the following described property, together with the right of ingress and egress granted to Lessee for the purpose of repair, operation, maintenance and replacement of the tank, over the following described property:

That part of Lot 1 in Clark Oil and Refining Corporation Subdivision in Section 35, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

NOTE: The East of line of said Lot is assumed as "Due North" for the following courses.

Beginning at the Southeast corner of said Lot 1; thence North 89 degrees 25 minutes 20 seconds West of the South line of said Lot, 149.0 feet; thence due North, parallel with said East line of Lot 1, 112.75 feet to the Place of Beginning; thence North 89 degrees, 25 minutes, 20 seconds East 30 feet; thence due North 30 feet; thence North 89 degrees, 25 minutes 20 seconds West 30 feet; thence due South 30 feet to the Place of Beginning.

The Ground Lease further provides: "The description mentioned above is intended to include the existing propylene tank on Clark Oil's property and sufficient land around the tank for access, maintenance and use of the tank".

A portion of Tax Parcel Identification Number 84-35-200-014. Volume 249.

Parcel B:

Two benzene storage tanks, Tanks 71 and 72, located on the following described property, plus the land located in the area outlined in red on Exhibit C in the Ground Lease located within the dikes surrounding the benzene storage tanks, together with the right of ingress and egress granted to Lessee for the purpose of repair, operation, maintenance and replacement of the tanks, over the following described property:

Lot 3 in Clark Oil and Refining Corporation Subdivision in Section 35, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois except the following:

The South 100 feet of said Lot, the West 400 feet of said Lot, the North 125 feet of said Lot, and the East 500 feet of said Lot.

Said Lease further provides: "The description mentioned above is intended to include benzene tanks 71 and 72 on Clark Oil's property and sufficient land adjacent to the tanks, including land to the center of the existing dikes protecting the tanks".

A portion of Tax Parcel Identification Number 24-35-401-003, Volume 249.

Parcel 3

Description of Easements, Licenses and other rights

The easement and other rights appurtenant to the owner of Parcel 1 contained within the following Agreements dated September 16, 1985 between B.T.L. of Illinois, Inc. and Clark Oil & Refining Corporation and, if recorded, recorded October 10, 1985 in the Records of Cook County, Illinois:

 1.     Easement Agreement recorded as Document Number 85230534.
 2.     Easement Agreement recorded as Document Number 85230535.
 3.     Easement Agreement recorded as Document Number 85230537.
 4. Throughout Agreement, a Memorandum of which recorded as Document Number 85230544.
 5.     Fuel Agreement.
 6.     Propane/Propylene Agreement.
 7.     Easement Agreement regarding parking.
 8.     Water License.
 9.     Potable Water License.
10.     Right to Purchase or Lease.
11.     License Agreement.